Loss Per Share	6 Months Ended
Jun. 30, 2026
Loss Per Share [Abstract]
Loss Per Share

NOTE 7: –Loss Per Share

Basic and diluted net loss per share is computed by dividing net loss attributable to common stockholders (which includes the impact of deemed dividends accrued during the period) by the weighted average number of common shares outstanding during the period. Pre-funded warrants with a nominal exercise price are considered in-substance common stock and are included in the weighted average number of common shares outstanding for basic net loss per share.

The weighted average number of shares and potentially dilutive securities for the six months ended June 30, 2025, including Kadimastem’s historical convertible instruments, has been retroactively restated to reflect the legal capital structure of the Company based on the 0.706 Exchange Ratio resulting from the Merger.

Stock options, warrants, and convertible preferred shares and PPCs were excluded from the computation of diluted loss per share as their effect would be anti-dilutive due to the net loss incurred.

A summary of the potentially dilutive securities that were excluded from diluted net loss per share because their effect would be anti-dilutive is presented as follows:

	June 30.
	2026	2025
Stock Options	148,348	322,045
Warrants	1,592,590	-
Convertible preferred shares and PPCs	307,506	-
	2,048,444	322,045